LifePoints Funds, Variable Target Portfolio Series

RUSSELL INVESTMENT FUNDS

Supplement dated July 1, 2011 to

MODERATE STRATEGY FUND

BALANCED STRATEGY FUND

GROWTH STRATEGY FUND

EQUITY GROWTH STRATEGY FUND

SUMMARY PROSPECTUSES EACH DATED May 1, 2011

The legend appearing at the top of the first page of the Summary Prospectuses referenced above is hereby replaced with the following:

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. If you invest through Northwestern Mutual, you can find the Fund’s Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at http://hosted.rightprospectus.com/RIF/. Otherwise, you can find the Fund’s Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at http://hosted.rightprospectus.com/RIF/AllFunds.aspx. You can also get this information at no cost by calling 1-800-290-2604 or by sending an e-mail to: RussellProspectuses@RRD.com. For other information please call 1-800-787-7354. The Fund’s Prospectus and SAI, both dated May 1, 2011, as supplemented through June 9, 2011, and the Fund’s most recent annual report, dated December 31, 2010, are all incorporated by reference into this Summary Prospectus.